Invesco QQQ Trust, Series 1 (CIK: 0001067839)

This submission is being made solely to obtain identifiers for shares of Invesco QQQ Trust, Series 1.

Any questions on this submission should be directed to Anita De Frank at anita.defrank@invesco.com.